UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

PLAYA HOTELS & RESORTS N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	1-38012	98-1346104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Nieuwezijds Voorburgwal 104 1012 SG Amsterdam, the Netherlands	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: Tel: +31 6 82 55 84 30

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary Shares, €0.10 par value	PLYA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Playa Hotels & Resorts N.V. (the “Company”) held its annual general meeting of shareholders (the “AGM”) on Thursday, May 11, 2023, at 11:00 a.m., Central European Summer Time, in Amsterdam, the Netherlands. The results of the matters voted upon at the Company’s AGM are set forth below.

(1)	The following nominees were elected as directors to serve one-year terms:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Bruce D. Wardinski(1)	117,378,415	694,886	441,727	7,585,340
Jeanmarie Cooney	117,826,715	246,480	441,833	7,585,340
Hal Stanley Jones	117,837,000	246,239	431,789	7,585,340
Mahmood Khimji	106,385,554	11,697,853	431,621	7,585,340
Elizabeth Lieberman	117,830,809	247,589	436,630	7,585,340
Maria Miller	117,836,882	246,393	431,753	7,585,340
Leticia Navarro	117,820,544	262,698	431,786	7,585,340
Karl Peterson	111,755,737	6,327,469	431,822	7,585,340

(1)	All nominees were elected as non-executive directors except for Mr. Wardinski, who was elected as sole executive director.

(2)	The shareholders approved the adoption of the Company’s Dutch Statutory Annual Accounts for the fiscal year ended December 31, 2022:

Votes For	Votes Against	Abstain	Broker Non-Votes
117,573,991	8,232	932,805	7,585,340

(3)	The shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Abstain	Broker Non-Votes
124,853,301	565,768	681,299	—

(4)	The shareholders approved the instruction to Deloitte Accountants B.V. for the audit of the Company’s Dutch Statutory Annual Accounts for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Abstain	Broker Non-Votes
124,851,945	566,270	682,153	—

(5)	The shareholders approved the non-binding, advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstain	Broker Non-Votes
117,063,861	770,625	680,542	7,585,340

(6)	The shareholders approved the discharge of the Company’s directors from liability for the year ended December 31, 2022:

Votes For	Votes Against	Abstain	Broker Non-Votes
117,473,661	67,576	973,791	7,585,340

(7)	The shareholders approved the authorization of the board of directors to acquire shares (and depository receipts for shares) in the capital of the Company:

Votes For	Votes Against	Abstain	Broker Non-Votes
117,734,266	47,259	733,503	7,585,340

(8)

The shareholders approved the delegation to the board of directors of the authority to issue shares and grant rights to subscribe for shares in the capital of the Company and to limit or exclude pre-emptive rights for 10% of the Company’s issued share capital:

Votes For	Votes Against	Abstain	Broker Non-Votes
117,710,772	122,043	682,213	7,585,340

(9)

The shareholders approved the amendments to the Company’s 2017 Omnibus Incentive Plan and compensation policy to increase the number of shares available for issuance under the plan by 12,000,000 shares to a total of 24,000,000 shares:

Votes For	Votes Against	Abstain	Broker Non-Votes
94,425,117	23,407,454	682,457	7,585,340

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAYA HOTELS & RESORTS N.V.

Date: May 12, 2023	By:	/s/ Tracy M.J. Colden
Tracy M.J. Colden
EVP & General Counsel